[POSTEC Logo]
                                                                  Bill To:
                                                                 Shop Rite
                                                               55 Hannah Way
                                                            Rossville, GA 30741
                                                                706-861-3347

                                                               Ship To:
      IBM SurePOS 723 ACE V6 Bundle                           Shop Rite
   5 Lane Pricing IR-V3-SSB w/ BR Data                    202 Thomas Avenue
              July 18, 2008                             Chickamauga, GA 30707
               Description                                  706-375-2911

                                                          List Price     Discounted
                                                                           Price to
                                                                           Retailer
IBM SurePOS 723 IR V3 SSB                                   $31,822        $21,246
POS Peripherals, Programming, Installation and Training     $25,860        $17,580

                           Total Front End System:          $57,682        $38,826

Back Office System                                          $21,096        $18,386

EPS Firewall System                                         $ 5,705        $ 5,705

Total Investment without Bundled Discounts to Retailer      $84,483

Total Investment including Bundled Discounts to Retailer                   $62,917

Total Savings on Investment by Purchasing Bundle           ($21,566)

Less NCR Hardware Trade-in:                                ($1,500)        ($7,500)

NET INVESTMENT:                                                            $55,417

*One Year Warranty on IBM SurePOS ACE System
*Applicable Sales Tax not included
*50% Deposit/50% Balance due on Delivery
Standard Lead Times are 4-6 Weeks from receipt of signed order and deposit/PO

  /s/ Paul R. Cook                                                     7/18/08
-----------------------------------------------------         -----------------
Retailers Signature of Purchase Approval                      Date

                            Pricing Valid for 30 Days

                                 SALES CONTRACT
[POSTEC Logo]                                                        Postec, Inc
                                                                     Roswell, GA

THIS SALES CONTRACT IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

1.   This Sales  Contract shall be effective only when accepted by an officer of
     POSTEC, and executed by both parties.
2.   Assent of Customer to the terms and  conditions of sale set forth below and on the reverse side hereof shall be  conclusively  presumed from failure of
     Customer reasonably to object in writing and from acceptance by Customer of all or any part of the material ordered.
3.   The  down  payment   amount  listed  on  the  reverse  side   represents  a
     non-refundable  payment as reimbursement for systems consultation  services associated with site evaluation,  system  presentation  and/or  programming documentation of the equipment and order processing costs.
4.   Title,  ownership and right to  possession  of the equipment  listed on the reverse  side  shall  remain  with  POSTEC  until all sums due  under  this contract are paid.  If payment is not made when due, then POSTEC shall have the  immediate  right to enter any premises  where the equipment is located and to take  possession the equipment  without notice or demand and without legal  proceedings  and  Customer  agrees  to pay on  demand  a  reasonable equipment  rental fee and all expenses which have been reasonably  incurred by  POSTEC  including,  but  not  limited  to,  unreimbursed  training  and installation expenses, attorney's fees and court cost.
5.   Any  financing   documents  executed  in  connection  with  this  contract, including,  but not limited to, any promissory note,  security agreement or financing statement shall be deemed to be a part of this contract.
6.   POSTEC  will  endeavor  in good  faith to  deliver  products  purchased  by
     Customer  pursuant to this Agreement  within the time specified in POSTEC's order acceptance,  but POSTEC shall not be liable for any delay in delivery or failure to deliver  caused by  unavailability  of  materials,  strike or other  labor  related  difficulties,  interruption  of  production  due  to mechanical or technical reasons, government interfaces or major force.
7.   All claims for shortage or damage prior to delivery  shall be deemed waived unless  made in  writing  and  delivered  to POSTEC  within  ten days after delivery of the equipment to the Customer.
8.   Upon  delivery,  all risk of loss or damage to the equipment from any cause whatsoever shall be borne by Customer.
9.   The price listed on the reverse side may include  initial  programming  and training of personnel in the use and operation of the equipment. POSTEC and
     Customer  agree that POSTEC's sole  obligation  for training is to supply a qualified  instructor for the designated  number of training hours.  POSTEC neither  warrants nor represents that after such training time any specific individual or  individuals  designated by Customer will be able to properly use and operate the equipment.  Any additional training time will be billed by POSTEC at its prevailing rates.
10.  The  price  listed  on  the  reverse  side  includes  installation  of  the equipment,  except that it is expressly understood that installation of the requisite  AC  power  lines  is the sole  responsibility  of the  Customer.
     Customer acknowledges receipt of documentation  concerning the requirements for  dedicated,  isolated  and  insulated  AC  power  line  for all  POSTEC equipment.  POSTEC  shall not be  responsible  for the  inspection  of such electrical  installation.  Customer  acknowledges  and agrees that POSTEC's warranty is conditioned upon Customers providing  conditions  conforming to
     POSTEC's specifications including a dedicated telephone/modem line.
11.  POSTEC warrants that upon delivery,  the equipment shall be in good working order.  After  delivery,  should  any  part of the  equipment  prove  to be defective  in material or  workmanship,  POSTEC will repair or replace such part at no charge to Customer for a period of one year including  parts and labor.  This warranty is available  Monday  through  Friday from 9:00 AM to
     5:00 PM, excluding  holidays.  Labor charges for warranty service performed outside  of this time  period  will be  billed,  including  travel,  at the prevailing  rate. THIS IS THE ONLY WARRANTY MADE AS TO THE EQUIPMENT AND IS
     IN  LIEU  OF  ALL  OTHER  WARRANTIES,  EXPRESSED,  IMPLIED,  OR  STATUTORY,
     INCLUDING  THE  WARRANTY OF  MERCHANTABILITY  OR FITNESS  FOR A  PARTICULAR
     PURPOSE.  POSTEC'S  SOLE  OBLIGATION  UNDER THIS WARRANTY IS LIMITED TO THE
     REPAIR OR REPLACEMENT OF THE EQUIPMENT OR PARTS THEREOF.  IN NO EVENT SHALL
     POSTEC OR ITS EMPLOYEES BE LIABLE FOR ANY

     LOSS OF PROFITS, LOSS OF USE OR OTHER INDIRECT, INCIDENTAL OR CONSEQUENTIAL
     DAMAGES.
12.  Warranty  coverage  will not be extended  for  repairs  made  necessary  by damages  due to fire,  water,  storm,  burglary,  power line  fluctuations,
     spillage,  accident,   negligence,  or  abuse.  The  warranty  specifically
     excludes  damages to the printer  heads or printer  motors  caused by paper jams or insertion of foreign objects between the printer head and the print surface.  Any repair resulting from such causes or events will be performed only after Customer approval of estimated costs to repair.
13.  This contract  constitutes the entire contract  between Customer and POSTEC and may not be  amended  except by a writing  signed by both  Customer  and
     POSTEC. Customer expressly represents to POSTEC that no officer,  employee, representative  or  agent  of  POSTEC  has  made or  entered  into any oral agreement,  promise or understanding  which conflicts with any of the terms set forth in this contract.
14.  This contract  shall be governed by and construed  according to the laws of the state of Georgia.
15.  This contract shall be binding upon and insure to the benefit of POSTEC and
     Customer and to the successor or assigns of the entire  business and assets of either of them or of that part of the business and assets of either used in the performance of this contract.  It is anticipated and understood that
     POSTEC will subcontract certain of its obligations under contract to POSTEC service representatives.  This contract is not otherwise assignable without the written consent of the other party.
16.  The lack of enforcement, the invalidity for unenforceability of a provision in this contract shall not render any other portion or term of the contract invalid or unenforceable.
17.  POSTEC  shall  have the  right to  terminate  any  order,  or to delay  the shipment  thereof,  by reason of the  filing of  bankruptcy  or  insolvency proceedings  relating to the  Customer,  breach of any of the terms of this contract,  assignment without advance written approval, the tendency of any proceedings  against  Customer of the Customer's  failure to meet any other reasonable  requirements  established  by  POSTEC.  20%  Restocking  on all returned items.
                                                        /s/ PRC
                                                      -----------------
                                                      Customer Initials

                                 SALES CONTRACT
[POSTEC Logo]                                                        Postec, Inc
                                                                     Roswell, GA

THIS SALES CONTRACT IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

18.  POSTEC  will not be liable for any loss or damage  resulting  from any data loss, virus,  and/or network security issue which affects customer hardware or software. POSTEC will, at customer's sole expense, make available backup and  restoration,  anti-virus,  or network security  hardware/software  but makes no warranties in relation thereto.
19.  Viruses and Security. It is Customer's  responsibility to have and maintain in place virus protection  software and security for all of its systems and data, which such security includes firewalls, passwords, physical security,
     and  access  control  policies.   If  Customer's  systems  have  persistent
     connections  to  the  Internet,  or  transmit  credit  card  or  gift  card transactions over the internet,  or use SSL to transmit credit card or gift card transactions,  or otherwise have persistent connections to any network where there is potential for  unauthorized  access,  Customer  acknowledges that  the  security  and  protection  of  the  network  and  the  data  and applications on that network,  including  protections against  unauthorized access,  is solely  and  entirely  Customer's  responsibility.  A  properly configured firewall is required for each site using a persistent connection to the public  internet or any private  network  where there is a potential for unauthorized access to the point of sale network. Customer acknowledges that, to be effective,  virus protection  software,  system passwords,  and other  security  software  require  periodic  and  routine  updates,  which
     Customer must obtain from its supplier or the manufacturer, as appropriate.
20.  POSTEC DISCLAIMS ANY WARRANTY,  EXPRESS OR IMPLIED, THAT, AFTER THE INITIAL
     INSTALLATION BY POSTEC OF ANY POSTEC  INSTALLED  SOFTWARE,  THE SOFTWARE OR
     CUSTOMER'S  DATA WILL  REMAIN  VIRUS-FREE.  SUPPORT OR  SERVICES  HEREUNDER
     NECESSITATED BY COMPUTER VIRUSES, OR BY ANY FAILURE OR BREACH OF CUSTOMER'S
     SECURITY FOR ITS SYSTEMS OR DATA,  INCLUDING,  WITHOUT  LIMITATION,  DAMAGE
     CAUSED BY PERSONS  LACKING  AUTHORIZED  ACCESS,  ARE NOT COVERED UNDER THIS
     AGREEMENT,  AND  WILL BE  SUPPLIED  ONLY  UPON  CUSTOMER  REQUEST  AND ON A
     REASONABLE  EFFORTS BASIS.  CUSTOMER  WAIVES ANY CLAIMS  HEREUNDER  AGAINST
     POSTEC TO THE EXTENT  ARISING FROM  CUSTOMER'S  FAILURE TO HAVE OR MAINTAIN
     CURRENT VIRUS PROTECTION, OR TO THE EXTENT ARISING AS A RESULT OF A FAILURE
     OR BREACH OF CUSTOMER'S SECURITY FOR ITS SYSTEMS OR DATA, OR AS A RESULT OF
     ANY  UNAUTHORIZED  ACCESS TO CUSTOMER'S  SYSTEMS,  WHICH SUCH  UNAUTHORIZED
     ACCESS  CUSTOMER  ACKNOWLEDGES  CANNOT  IN ALL CASES BE  PREVENTED  EVEN IF
     REASONABLE  STEPS HAVE BEEN TAKEN.  IF REQUESTED BY CUSTOMER,  POSTEC SHALL
     PROVIDE,  ON A RESONABLE EFFORTS AND ON A TIME AND MATERIAL BASIS,  SUPPORT
     OR  SERVICES  TO ADDRESS  DAMAGE  CAUSED BY, BUT NOT LIMITED TO, ANY OF THE
     FOLLOWNG:  CUSTOMER'S FAILURE TO HAVE CURRENT VIRUS PROTECTION;  CUSTOMER'S
     FAILURE  TO  MAINTAIN  VIRUS  PROTECTION;  DAMAGE  ARISING AS A RESULT OF A
     FAILURE OF CUSTOMER'S SECURITY FOR ITS SYSTEMS OR DATA; DAMAGE ARISING AS A
     RESULT OF A BREACH OF  CUSTOMER'S  SECURITY  FOR ITS  SYSTEMS  OR DATA;  OR
     DAMAGE AS A RESULT OF ANY  UNAUTHORIZED  ACCESS TO COMPUTER  SYSTEMS.  SUCH
     SUPPORT AND  SERVICES  SHALL BE BILLED AT THE  PREVAILING  STANDARD  POSTEC
     RATE.

                                                        /s/ PRC
                                                      -----------------
                                                      Customer Initials